The forwarding may contain certain forward-looking statements (as defined under Federal securities laws) regarding the Company's performance, including future revenues, products and income, or events or developments that the Company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the Company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors, pricing and market share pressures; uncertainties of litigation; the Company's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in the Company's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in products introductions; and changes in health care or other governmental regulation, as well as other factors discussed in this press release and in the Company's filings with the Securities and Exchange Commission. We do not intend to update nay forward-looking statements.


                                      ***

================================================================================

                            Review of BD Biosciences

================================================================================

                                Deborah J. Neff

                           President, BD Biosciences

                                November 9, 2000


                          [LOGO] BD Indispensable to
                                 human health

Business Definition

================================================================================

[ ] Our Business Provides Innovative Tools, Systems and Solutions for Supporting the Life Sciences and for Accelerating the Pace of Discovery

[ ]  We Leverage Technology Platforms Into High-Growth
     Areas With High-value Applications:

     -  Drug discovery & development
     -  Immune function monitoring
     -  Functional genomics

                                                      [LOGO] BD Indispensable to
                                                             human health

Customers Served

================================================================================

[ ]  Academic & Government Institutions

[ ]  Pharma/Biotech Companies

[ ]  Clinical Laboratories & Blood Banks

Customers Use Our Research and Clinical Diagnostic Systems As the Standards for Studying and Monitoring Patients Infected with HIV

                                                      [LOGO] BD Indispensable to
                                                             human health

Businesses and Locations

================================================================================

     [PICTURE]

                                                      [LOGO] BD Indispensable to
                                                             human health

Immunocytometry Systems

================================================================================


--------------------------------------------------------------------------------
Business:       The leader in the detection, characterization and analysis of cell function
--------------------------------------------------------------------------------
Major Products: Flow cytometry and scanning laser instrumentation as well as related assay systems
--------------------------------------------------------------------------------
Markets Served: Cell Analysis/Immunology
--------------------------------------------------------------------------------
Competitors:    Beckman Coulter, Cytomation, Dako
--------------------------------------------------------------------------------

                                                      [LOGO] BD Indispensable to
                                                             human health

PharMingen/Transduction Labs

================================================================================

--------------------------------------------------------------------------------
Business:       A leading supplier of high-quality, cutting-edge reagents and services for biomedical research
--------------------------------------------------------------------------------
Major Products: Monoclonal and polyclonal antibodies and related products for immunology, cell biology, signal transduction, and neurobiology
--------------------------------------------------------------------------------
Markets Served: Immunology, Cell Biology
--------------------------------------------------------------------------------
Competitors:    Santa Cruz Bio, Caltag, Dako, R&D Systems
--------------------------------------------------------------------------------


                                                      [LOGO] BD Indispensable to
                                                             human health

Clontech

================================================================================

--------------------------------------------------------------------------------
Business:        A leader in molecular biology for the study of genes and how they affect body function
--------------------------------------------------------------------------------
Major Products:  DNA and RNA arrays, in-vitro gene cloning, protein expression systems, fluorescent protein detection technologies
--------------------------------------------------------------------------------
Markets Served:  Molecular Biology/Genomics, Proteomics
--------------------------------------------------------------------------------
Competitors:     Amersham Pharmacia Biotech, Invitrogen, Stratagene
--------------------------------------------------------------------------------

                                                      [LOGO] BD Indispensable to
                                                             human health

Discovery Labware

================================================================================

Business:        Engineered labware products that combine
                 biologics and plastics
--------------------------------------------------------------------------------
Major Products:  Products for tissue culture, fluid handling and high-throughput screening; cultureware with
                 pre- applied biological coatings, toxicity assays
                 for use in drug discovery
--------------------------------------------------------------------------------
Markets Served:  Cell Biology/Proteomics, Genomics/Molecular
                 Biology, Cell Analysis/Immunology
--------------------------------------------------------------------------------
Competitors:  Corning, Greiner, Sybron, Nalgene/Nunc
--------------------------------------------------------------------------------

                                                      [LOGO] BD Indispensable to
                                                             human health

Revenue Breakdown by Business & Region (FY00)

================================================================================

By Business                                             By Region
($ Millions)                                            ($ Millions)
                                 $500 Million
                                 ------------
Pie Chart                                               Pie Chart

Discovery Labware -       26%                           North America - 54%
Immunocytometry -         46%                           Europe, ME & -  28%
                                                        Africa
Clontech -                13%                           Japan - 13%
PharMingen/Transduction - 15%                           Asia Pac. - 4%
                                                        L.A. - 1%


                                                      [LOGO] BD Indispensable to
                                                             human health

Business Dynamics

================================================================================

[ ]  Worldwide Leadership Positions in Served Markets

[ ]  Integrated Systems: Instruments + Assays + Software + Consumables

[ ]  Over 8500 Products, With a Launch Rate of Approximately 2 Per Day

[ ]  Primarily Direct Distribution Channels Globally

[ ]  Nearly 200 PhDs Throughout Organization, with ~300 R&D Staff

[ ] Strong Proprietary Technology: Patent Estate Includes ~275 Issued and ~50 Pending

[ ] Strong Collaborations and Customer Relationships With Academia, Government, Pharma, and Medical Institutions


                                                      [LOGO] BD Indispensable to
                                                             human health

The Convergence of Industry Drivers

================================================================================

[CHART]

These drivers are accelerating the need for biotech tools that facilitate drug research and clinical applications.


1980s
Monoclonal Antibodies
First Recombinant Drugs


1990s
Biotech Pharma Emerges
Increased Access to Capital
Pharma Consolidations
Increased Public Funding
Human Genome Project
Biotech Valuations
Internet - Enabled Information Explosion

2000s
Revolution in Drug Discovery
                                                      [LOGO] BD Indispensable to
                                                             human health

$3.3 Billion Served Market

================================================================================

PIE CHART

Cell Biology/Proteomics -       30%
$1,000 Million 15% projected
growth rate

Genomics/Molecular Biology -    26%
$850 Million 17% projected
growth rate

Cell Analysis/Immunology -      44%
$1,450 Million 13% projected
growth rate


[ ]  BD Biosciences Participates in Each of These Segments
[ ]  Our Position in Each Area Can Be Expanded


                                                      [LOGO] BD Indispensable to
                                                             human health

Key Market Drivers

================================================================================

[ ] Biomedical Science Is Experiencing the Broadest and Most Powerful Growth Cycle Ever

     - Public and private funding is dramatically accelerating the pace of research

     -  Sequencing the human genome is just the beginning

     - Immunology is rapidly emerging as the foundation of many new therapeutic modalities

     - Revolution in drug discovery due to massively parallel and high-throughput approaches

                                                      [LOGO] BD Indispensable to
                                                             human health

Technology Investments

================================================================================

[ ]  Array Technology for Functional Genomics/Proteomics

[ ]  Cytometric Bead Arrays

[ ]  Advanced Immune Function Assays

[ ]  Applications of Novel Fluorescent Proteins

[ ]  Oxygen Sensing Plate Technology

[ ]  Next Generation Flow Cytometry

[ ]  Engineered Cell Lines

[ ]  High-Density Screening & Storage Platforms


                                                      [LOGO] BD Indispensable to
                                                             human health

Technology Integration

================================================================================

Drug Discovery & Development Process

Target ID      Target        Lead ID     Patient
               Validation    Optimiz.    Monitoring

BD Biosciences Capabilities

[ ]  Specialized Vessels for Cell Culture and Growth

[ ]  Reporter Systems to Tag the Samples for Analysis

[ ]  Assay Systems to Detect, Measure or Characterize

[ ]  Instrument Systems and Analysis Tools to Obtain Results

[ ]  Custom Services to Provide Unique Patient Monitoring Tools


                                                      [LOGO] BD Indispensable to
                                                             human health

Technology Leverage - Toxicity Testing

================================================================================

Problem:

[ ] Drug Companies Screen Hundreds of Thousands of Chemical and Natural Compounds for Their Potential as Drugs

[ ] Eliminating Unpromising and Toxic Compounds During Early Phases of Discovery Saves Huge Amounts of Time and Money; Post-Discovery Development Can Be Focused and Streamlined

                                                      [LOGO] BD Indispensable to
                                                             human health

Technology Leverage - Toxicity Testing

================================================================================
Solution:

[ ] Plate-based Oxygen Biosensor Technology (OBT) Can Detect and Measure the Response of Cells to Drug Compounds; Toxic Drugs Destroy the Cell and Its Ability to Consume Oxygen

[ ] Working With a Partner With Proprietary Hepatic Cell Lines and Combining With OBT, a Very High-Value Toxicity Screening Solution Can Be Created

     [CHART]

Labware                 Phar Mingen
Plates &                  Reagents
O  Sensing
 2
                Tox
                Assays

Gentest                 Clontech
P450 Expressing         Immortalized
Cell Lines              Cells

                                                      [LOGO] BD Indispensable to
                                                             human health

Adding Value to Drug Discovery

================================================================================

Angiogenesis

Problem:

[ ] Drug Companies Are Very Interested in Screening Drug Compounds That Either Promote Vascular Growth (to Enhance Perfusion of Tissues and Organs) or Retard Vascular Growth (to Starve Tumors and Reverse Progression of Cancer)

[ ]  Current Techniques Are Time-Consuming and Are Based on Animal Models


                                                      [LOGO] BD Indispensable to
                                                             human health

Adding Value to Drug Discovery

================================================================================
Angiogenesis

Solution:

[ ] Discovery Labware Vessels and Biologics Are Used to Grow Micro-Vascular Structures in Multi-Well Plates

[ ]  Angiogenesis Enhancing or Inhibiting Compounds
     Can Then Be Applied

[ ] Clontech Reporter Systems Determine How These Compounds Affect the Angiogenic Gene Expression

[ ]  Imaging Technology Is Used to View Cellular Response

[ ] The Assays and Imaging Systems Can Be Automated for High-Throughput Screening, Saving Our Customers Time and Money

[PICTURE]


                                                      [LOGO] BD Indispensable to
                                                             human health

Technology Leverage - Vaccine Development

================================================================================

Problem:

[ ] Autoimmune and Infectious Diseases (Including Cancer and AIDS) Present Increasing Challenges to the Global Society

[ ] About One-Quarter of the Nearly 400 Biopharmaceutical Trials Underway Are for Vaccines

[ ]  The Cost of Bringing New Drug Products to Market
     Is ~$500 Million

[ ]  Evaluating the Efficacy of New Vaccines Requires
     Carefully Controlled Studies and Accurate Measurement of Cellular Immune Response


                                                      [LOGO] BD Indispensable to
                                                             human health

Technology Leverage - Vaccine Development

================================================================================
Solution:

BD Biosciences Brings to Market an Unparalleled Portfolio of Tools That Enable the Assessment of Cellular Immune Response to Vaccine Therapies.

[ ]  Cellular Analysis Using Flow Cytometry and Laser Scanning Technology

[ ]  Measurement of Antigen-Specific T-Cells
     for Vaccine Testing and Ongoing Patient Monitoring

[ ]  ELISA Technology Assays

[ ]  Dimerix Technology for Measuring
     Vaccine Response
[PICTURE]


                                                      [LOGO] BD Indispensable to
                                                             human health

Technology Leverage - Genomics

================================================================================
Problem:

[ ]  The Landmark Sequencing of the    [PICTURE]
     Human Genome Is Generating
     Huge Amounts of Raw Data:

     -  More than 100,000 genes

[ ] Determining How Genes, Proteins and Cells Interact Is a Voluminous and Complex Challenge

[ ] Deciphering Gene Function Is a Critical Next Step to Developing New Therapeutic Targets and Drug Candidates

                                                      [LOGO] BD Indispensable to
                                                             human health

Solution: High-Throughput Expression Profiling

================================================================================

Solution: A Unique Family of            What genes are expressed                Where genes are expressed
Molecular Biology Array Products                GENES                                   Tissue Samples
[ ]Can Determine What Genes Are
Expressed in Response to Stimuli        PCR fragments                                   RNA or cDNA
[ ]Once Key Genes Are Found, Can        or Polynucleotides
Determine Which Tissues the
Genes Are Expressed.
                                        [PICTURE]                               [PICTURE]
Benefits:
[ ]Most Relevant set of Genes
[ ]Higher Accuracy, Sensitivity,
Reproducibility, and Cost
Effectiveness                           AtlasTM cDNA Array                      Multiple Tissue Array
[ ]Proprietary Content Provides for     AtlasTM Glass Microarray                        RNA Chip TM
Competitive Advantage                                                           Disease Profiling Array
[ ]Technology Platforms Create
Opportunities for Partnership
                                     Multiple Genes          Analysis        Multiple samples

                                                      [LOGO] BD Indispensable to
                                                             human health

  FY00 Performance and FY01 Outlook

================================================================================
[ ]  Each Part of the Bioscience Business Experienced Continued Growth

[ ]  Overall Pro Forma Revenue Growth from FY99 to FY00 of 13%

[ ]  Growth Businesses (Excluding Base Plastics Business) Grew at 16%

[ ]  FY01 Projected Bioscience All-In Growth in the
     13-15% Range

                                                      [LOGO] BD Indispensable to
                                                             human health

Why We Are Confident of Our Growth Prospects

================================================================================
[ ]  Major Markets Are Established and Growing

     -  $3.3 Billion, With Projected Growth Rate of 15%

[ ]  Our Base Business Is Well-established

     -  Instruments + Assays + Software + Consumables

[ ]  New Products Lever off Our Established Base

     -  Technology platforms we own, with new
        value-added applications

     -  Product technologies are tested/validated

[ ]  Strong Partnering Capabilities in Emerging Areas


                                                      [LOGO] BD Indispensable to
                                                             human health

Our Formula for Success

================================================================================
[ ]  Manage Biosciences as a High-Growth Business

[ ]  Maintain and Build Upon Leadership Positions in Essential Core Technologies

[ ] Maintain Close Relationships with High-End Customers, Collaborators and Technology Sources

[ ] Capitalize on BD Strengths in Direct Sales and Distribution

[ ]  Leverage Technology to Develop Integrated
     Customer Solutions

                                                      [LOGO] BD Indispensable to
                                                             human health

                          [LOGO] BD Indispensable to
                                 human health

The following are registered trademarks of BD: FACSCaliber, Vantage SE, Atlas Arrays, RNA Chip.

================================================================================

                         Review of BD Medical Systems

                                 Gary M. Cohen

                         President, BD Medical Systems

================================================================================

           [PHOTO]         [PHOTO]         [PHOTO]         [PHOTO]

                                NOVEMBER 9, 2000

                          [LOGO] BD Indispensable to
                                 human health

Topics

================================================================================

[ ]  Business Segment Description

[ ]  Environmental Factors

[ ]  Strategic Growth Plan                      [PHOTO]

[ ]  Financial Projections


                                                      [LOGO] BD Indispensable to
                                                             human health

Medical Systems Business Units

================================================================================

--------------------------------------------------------------------------------
Core Medical:                   [ ]  Injection Syringes and Needles

                                [ ]  Infusion Therapy Devices

                                [ ]  Anesthesia Needles

                                [ ]  Surgical Blades and Scrubs

                                [ ]  Critical Care Devices
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Consumer Healthcare:            [ ]  Insulin Syringes and Pen Needles

                                [ ]  Elastic Support Products

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pharmaceutical Systems:         [ ]  Prefillable Injection Devices
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ophthalmic Systems:             [ ]  Ophthalmic Surgery Blades and Cannulas
--------------------------------------------------------------------------------

                                                      [LOGO] BD Indispensable to
                                                             human health

FY '00 Revenues - BD Medical Systems:
$1.966 Billion

================================================================================

By Business Unit

PIE CHART

59% - Core Medical:
26% - Consumer Healthcare:
13% - Pharmaceutical Systems:
3%  - Ophthalmic Systems:




By Geography

PIE CHART

50% - US/Canada
28% - Europe/EMA
11% - Asia Pacific
11% - Latin America



                                                      [LOGO] BD Indispensable to
                                                             human health

Environmental Factors Impacting
BD Medical Systems

================================================================================

FACTOR:                                                         IMPACT:
--------------------------------------------------------------------------------------------------------------------------
Sharps Safety Legislation                                       [ ]  Full U.S. Conversion to Safety-engineered Designs
and Regulation                                                  [ ]  Europe Also to Convert Over Time
--------------------------------------------------------------------------------------------------------------------------
Global Immunization Standards                                   [ ]  Global Immunization Campaign Conversion to
to Eliminate Device Reuse                                            Auto-disable Designs
--------------------------------------------------------------------------------------------------------------------------
Integration of Drugs and Devices                                [ ]  Conversion From Empty to Prefilled Devices
--------------------------------------------------------------------------------------------------------------------------
Intensified Treatment and Dramatic                              [ ]  Increasing Utilization of Devices and Monitors
WW Growth of Diabetes                                           [ ]  Advancing Technologies and Competition
--------------------------------------------------------------------------------------------------------------------------
Surgical Treatment for Vision                                   [ ]  Rapid Category Growth
Correction                                                      [ ]  Increasing Quality Standards for Devices and Systems
--------------------------------------------------------------------------------------------------------------------------
Growing Number of High-Value                                    [ ]  Increasing Need for Advanced, Pain-free
Injectables                                                          Injection Devices
--------------------------------------------------------------------------------------------------------------------------

                                                      [LOGO] BD Indispensable to
                                                             human health

Strategic Growth Plan

================================================================================

Near Term: Revitalize Core Businesses with Higher Value Devices

--------------------------------------------------------------------------------
           1.  Advanced Protection

           2.  Safe Immunization

           3.  Drug/Device Integration
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Long Term: Leverage Current Positions into New Markets and Technologies

           4.  Advanced Diabetes Care

           5.  Ophthalmic Surgery

           6.  Advanced Drug Delivery
--------------------------------------------------------------------------------

                                                      [LOGO] BD Indispensable to
                                                             human health

1.  Advanced Protection

================================================================================

U.S. Policy Status

[ ] Sixteen States Have Passed Laws, 21 States Have Laws in Process

[ ] OSHA Modified Bloodborne Pathogens
    Regulations in November 1999

[ ] Federal "Needlestick Act" Passed
    House of Representatives on
    October 3, and Senate on
    October 26

[ ] President Clinton Signed the Bill
    Into Law on November 6

                                % of Total Beds
                              Passed          39.18%     [PICTURE]
                              In Process      47.50%
                              Total           86.68%


                                                      [LOGO] BD Indispensable to
                                                             human health

1.   Advanced Protection

================================================================================
U.S. Policy Status

[ ] Sixteen States Have Passed Laws, 21 States Have Laws in Process

[ ] OSHA Modified Bloodborne Pathogens Regulations in November 1999

[ ] Federal "Needlestick Act" Passed
    House of Representatives on
    October 3, and Senate on October 26

[ ] President Clinton Signed the Bill Into Law on November 6


                                   [PICTURE]
                                                      [LOGO] BD Indispensable to
                                                             human health

1. Advanced Protection

================================================================================

 Market Conversion Status (estimates)

                                          Estimated %
                                   Adoption at Fiscal Year End
                                   ----------------------------

Product Category                          2000   2003
---------------------------------------------------------------
Needleless IV Access                       85%  95-100%
Blood Collection Sets                      40   90-100
IV Catheters                               35   90-100
Blood Collection Tubes                     25    80-90
Injection Syringes/Needles                 15   90-100
Blood Collection Needles                   10   90-100
---------------------------------------------------------------


                                                      [LOGO] BD Indispensable to
                                                             human health

1. Advanced Protection

================================================================================

BD Competitive Advantages

[ ]  Broadest Product Array

[ ]  Multiple Offerings in Each Category

[ ]  Best Quality/Performance in Customer Evaluations

[ ]  Experience and Resources for Capacity Scale-up

[ ]  Leverage of Existing Capital Infrastructure

[ ]  Leverage of Existing Go-to-Market Infrastructure

[ ]  Established Market Positions and Customer Relationships


                                                      [LOGO] BD Indispensable to
                                                             human health

1.  Advanced Protection

================================================================================

U.S. Revenue Projections ($ MM)*

(CHART)

FY 2000

$185 Net of Conventional Device Sales

$268 Total BD Safety-Engineered Devices

FY 2001
                                                Growth '00 - '01
$243 Net of Conventional Device Sales           + 32%
$369 Total BD Safety-Engineered Devices         + 38%


FY 2003

                                                CAGR '00 - '03
$445 Net of Conventional Device Sales           + 34%
$696 Total BD Safety-Engineered Devices         + 38%

*  Includes Preanalytical Solutions.

                                                      [LOGO] BD Indispensable to
                                                             human health

2. Safe Immunization

================================================================================

Policy

[ ]  NGO Directives Require Complete Conversion to "Auto-Disable"
     Injection Devices by 2004

Market Size/conversion

[ ]  Approximately 1.5 Billion Units, 20% Converted

[ ]  $50+ Million Growth Potential for BD

Funding

[ ]  Neonatal Tetanus Elimination (100 Million+ Units) Funded by
     UNICEF/BD/Gates Foundation Partnership

BD Product Technologies

(PICTURES)


                                                      [LOGO] BD Indispensable to
                                                             human health

3. Drug/Device Integration

================================================================================

BD Pharmaceutical Systems

[ ]  $255 Million Global Business

[ ]  14% CGR for Past 5 Years                           [PHOTO]

[ ]  Products: Hypak Glass Bulk, Hypak SCF,
     Monovial, Purefill, AccuSpray, Pens                [PHOTO]

[ ]  Supplies Over 100 Pharmaceutical Companies

[ ]  Investing $100 Million in Capacity Expansion Over
     Next Three Years

[ ]  BD Also Prefilling Flush Syringes


                                                      [LOGO] BD Indispensable to
                                                             human health

4. Advanced Diabetes Care

================================================================================

[ ] Core Syringe and Pen Needle Businesses Continue to Grow, Due to Intensified Therapy

[ ]  BD Making Strategic Investment in Glucose Monitoring Technologies  [PHOTO]

[ ]  Glucose Monitoring a $3.5 Billion Market, Growing 12% Annually

[ ] BD Will Launch a Family of Products, Differentiated in Both Performance and Concept

                                                      [LOGO] BD Indispensable to
                                                             human health

5. Ophthalmic Surgery

================================================================================

[ ]  Cataract Surgery Is Single Largest
     Surgical Procedure

[ ]  Refractive Surgery (Vision Correction)
     Now Emerging As Second Largest
     Procedure Category

[ ]  Procedures and Related Product Markets             [PHOTO]
     to Double Over Next Five Years

[ ]  $100+ Million Growth Potential for BD

[ ] BD Expanding From Current Base Into Refractive and Other Surgical Procedures Categories

                                                      [LOGO] BD Indispensable to
                                                             human health

6. Advanced Drug Delivery

================================================================================

[ ]  Developed AccuSpray Nasal Delivery System

[ ] Partnering With Aerogen for Pulmonary Delivery of Insulin

[ ]  Developing Microneedle Arrays Using
     MEMS Technology

[ ]  Development Agreements in Place With Leading
     Pharmaceutical Companies

                                                      [LOGO] BD Indispensable to
                                                             human health

Product Demonstration

================================================================================

[ ]  Advanced Protection Devices

     -  Injection

     -  Infusion Therapy                [PHOTO]

     -  Blood Collection

[ ]  Immunization Devices

[ ]  Prefills

                                                      [LOGO] BD Indispensable to
                                                             human health

Medical Systems FY '01 Projections

================================================================================

(CHART)

FY 00
Core Business           1470 first line
Advanced Protection     180  (1650 second line)
Other                   316  (1966 third line)
                        (4% reported)
FY 00

Core Business           1,447 first line
Advanced Protection     236  (1683 second line)
Other                   356  (2039 third line)

*Excludes Blood Collection related revenues
**Includes Safe Immunization, Prefills, Advanced Diabetes Healthcare, Ophthalmic Surgery and Advanced Drug Delivery

        Growth Sources
        Base Business              (2%)*
        Advanced Protection        31%*
        Other Growth Platforms     13%**


                                                      [LOGO] BD Indispensable to
                                                             human health

Closing Comments

================================================================================
[ ]  Near Term Opportunities Are in BD's "Power Alley"

[ ]  Will Achieve Significantly Higher Value From Established
     Market Positions

[ ] Intensity of Capacity Expansions and Market Conversions Delay Full "See Through" of Margin Enhancements

[ ]  Longer Term Opportunities Involve Higher Growth
     Industry Segments

[ ] These Longer Term Opportunities Also Leverage Existing BD Leadership Positions and Strengths

                                                      [LOGO] BD Indispensable to
                                                             human health

================================================================================

                          [LOGO] BD Indispensable to
                                 human health

================================================================================

The following are trademarks of BD: Hypak, MonoVial, Purefill, Accuspray, Saf-T-Intima, Insyte Autoguard, Introsyte Autoguard, Safety-Lok, SafetyGlide, VACUTAINER, SoloShot, Uniject, Microneedle

================================================================================

                              From Vision to Value

================================================================================

                                Edward J. Ludwig

                       President & Chief Executive Officer

                                NOVEMBER 9, 2000


                           [LOGO] BD Indispensable to
                                     human health

Changes at BD
================================================================================

       [ ] Strategic Initiatives

       [ ] Important New Products

       [ ] Integration of Acquisitions

       [ ] Geographic Expansion

       [ ] Refocused Management Direction


                                                      [LOGO] BD Indispensable to
                                                                human health

Core Businesses
================================================================================

       [ ] BD Clinical Laboratory Solutions

       [ ] BD Medical Systems

       [ ] BD Biosciences


                                        [PICTURES]


                                                      [LOGO] BD Indispensable to
                                                                human health

BD Provides the Tools for Human Health
================================================================================

       [ ] Patients and Health Care Practitioners

       [ ] Research and Clinical Laboratories

       [ ] Hospitals and Homes

       [ ] Pharma and Biopharma

       "Indispensable to Human Health"


                                                      [LOGO] BD Indispensable to
                                                                human health

Global Presence
================================================================================


                             Worldwide Immunization Programs


                                  [PICTURES]


               BD FACScalibur
               Worldwide Immunization Programs


                                                      [LOGO] BD Indispensable to
                                                                human health

Long-Term Sustainable Competitive Advantage
================================================================================

       [ ] Engineering

       [ ] Manufacturing

       [ ] Marketing

       [ ] Distribution


                                                      [LOGO] BD Indispensable to
                                                                human health

BD Goals
================================================================================

       Consistently

       [ ] Deliver High Quality Products

       [ ]  Provide Customer Value

       [ ] Attract the Best Talent

       [ ] Deliver Long-Term Sustainable Growth

       [ ] Provide Excellent Returns to Shareholders

                                                      [LOGO] BD Indispensable to
                                                                human health

Strong Product Franchises
================================================================================

                                  [PIE CHART]


              Market                              Growth
           Competition                          Opportunities

                        BD Medical          BD
                          Systems       Biosciences

                                  BD Clinical
                                   Laboratory
                                   Solutions


                                    Support
                                  Initiatives

                                                      [LOGO] BD Indispensable to
                                                                human health

New Growth Markets
================================================================================


       [ ] 80% Comes From 4 Industrialized Regions (U.S., Canada, Western
           Europe, Japan)

       [ ] 20% Comes From Rest of World

       [ ] Operations in More Than 100 Countries

       [ ] Cultural Diversity in Management



                                                      [LOGO] BD Indispensable to
                                                                human health

External Growth
================================================================================

       [ ] Alliances

       [ ] Strategic Investments

       [ ] Acquisitions

                                                      [LOGO] BD Indispensable to
                                                                human health

Strategic Actions for the Future
================================================================================

       [ ] Foundation


                                                      [LOGO] BD Indispensable to
                                                                human health

Steps Toward Sustainable Growth
================================================================================


Safety-Engineered Products Initiative

       [ ] New Manufacturing Systems Completed by End of 2001

       [ ] $300 Million Capital Spending Program

       [ ] Broadest Line of Safety-Engineered Products

       [ ] Needlestick Safety & Prevention Act

                                                      [LOGO] BD Indispensable to
                                                                human health

Steps Toward Sustainable Growth
================================================================================

State-of-the-Art Diagnostic Systems

       [ ] BDProbeTec ET Launched

       [ ] BD Phoenix

           -- Launched in Europe

           -- U.S. launch in early FY03

                                              [PICTURE]


                                                      [LOGO] BD Indispensable to
                                                                human health

Steps Toward Sustainable Growth
================================================================================

                   Integrated Acquisitions in BD Biosciences

                                   [PICTURE]

         Clontech                                 Worldwide Leadership
                                                  -        Instruments
       PharMingen                                 -        Assays
                                                  -        Software
                                                  -        Consumables
Transduction Labs                                 -        Service





                                                      [LOGO] BD Indispensable to
                                                                human health

BD Biosciences = A Life Sciences Business
================================================================================

       [ ] Separate Business Segment in FY01

           - Provide transparency to highlight growth and value

       [ ] Fast Moving Biotech Environment

           - Continue with acquisitions
           - New technologies
           - Creative alliances

                                                      [LOGO] BD Indispensable to
                                                                human health

Strategic Initiatives and Actions
================================================================================

       [ ] Reduce Costs

       [ ] Improve Operating and Financial Performance

       [ ] Reintroduce Greater Clarity, Discipline and Consistency

       [ ] Reinvest to Support Growth in Core Businesses


                                                      [LOGO] BD Indispensable to
                                                                human health

Genesis - Installation of SAP
================================================================================


       [ ] Backbone of BD Worldwide Manufacturing, Distribution and Customer
           Service Operations
                                                                [PICTURE]
       [ ] Went Live in 5 North American Manufacturing Facilities

       [ ] Full Implementation in 2002


                                                      [LOGO] BD Indispensable to
                                                                human health

E-Business Strategy
================================================================================

       Global Healthcare Exchange

       [ ] Includes Leading Medical Device Companies  [LOGO] GHX
                                                      Global Healthcare Exchange
       [ ] Single Destination

           -  Accessing full product array

           -  Faster, more efficient purchasing decisions

       [ ] Enhances Opportunities For

           -  Sales Growth

           -  Supply Chain Efficiencies

           -  Further Cost Reduction

                                                      [LOGO] BD Indispensable to
                                                                human health

Six Sigma
================================================================================

Continuous Improvement Program

       [ ] Focus on Quality

       [ ] Over 50 BD Associates Achieved "Black Belt" Quality Certification in
           2000

       [ ] Potential for Significant Cost Savings


                                                      [LOGO] BD Indispensable to
                                                                human health

2000 and Beyond
================================================================================

                                   [PICTURE]

                             Operational Excellence


          Long-term Vision        [LOGO] BD       Investor Confidence


                                                      [LOGO] BD Indispensable to
                                                                human health

Outlook for 2001
================================================================================

       [ ] Reported Sales Growth of 5%
           (7%, Fx Neutral)

       [ ] Net Income Increases 10%



                                                      [LOGO] BD Indispensable to
                                                                human health

Build Shareholder Value
================================================================================


                          Increased Shareholder Value
                               Purposeful Growth
                                    Execute
                                    Improve
                                     Focus


                                                      [LOGO] BD Indispensable to
                                                                human health

BD Culture
================================================================================

       [ ] Talented Associates

       [ ] Experienced Leadership Team          [PICTURE]

       [ ] Common Vision

       [ ] Clear Objectives


                                                      [LOGO] BD Indispensable to
                                                                human health

Elements for Success
================================================================================

       Deliver Predictable, Consistent Performance

       [ ] People

       [ ] Products

       [ ] Resources


                                                      [LOGO] BD Indispensable to
                                                                human health

================================================================================


                           [LOGO] BD Indispensable to
                                  human health


================================================================================

================================================================================

                  Review of BD Clinical Laboratory Solutions

================================================================================

                               Richard O. Brajer

                                   President

                        BD Clinical Laboratory Solutions

                                November 9, 2000

                          [LOGO] BD Indispensable to
                                 human health

FY00 Revenues - BD Clinical Laboratory Solutions
$1.1 Billion

================================================================================

Two Pie Charts

By Business Unit
                                        By Geography
BD Diagnostic                     49%   US/Canada       59%
BD PreAnalytical Solutions        51%   Europe/EMA      23%
                                        Japan           8%
                                        Asia Pacific    5%
                                        Latin America   5%

                                                      [LOGO] BD Indispensable to
                                                             human health

Our Customers' Needs

================================================================================

[ ]  Focused on Cost and Labor Constraints Imposed on the Healthcare System

[ ]  Department Boundaries Are Becoming Blurred (ie, Core Labs)

[ ] Looking for Multidisciplined Suppliers (ie, Microbiology, Flow, Specimen Collection)

[ ]  Looking to Form Long-Term Partnerships to Achieve
     System-Wide Cost Containment

[ ]  Striving for Technological Advantage

[ ]  Information Systems Being Called on To Handle Larger
     Amounts of Patient Data


                                                      [LOGO] BD Indispensable to
                                                             human health

BD Clinical Laboratory Solutions

================================================================================

-------------------       --------------------    --------------------
   Preanalytical                Diagnostic
                                                        Services
     Solutions                   Systems
-------------------       --------------------    --------------------

Vision:

[ ]  Provide Customers With System Solutions to Their Most Pressing Problems

[ ]  Organize the Way Customers Think About and Want to Interact With BD

[ ]  Open Our Field of View to New Growth Opportunities

                                                      [LOGO] BD Indispensable to
                                                             human health

A Customer-Focused Approach

================================================================================

-------------------          --------------------              --------------------
Preanalytical                    Analytical                        Post-analytical
   Phase                            Phase                               Phase
-------------------          --------------------              --------------------
[ ]  Specimen Collection   [ ]  Data Production             [ ]  Information Communication
[ ]  ID                    [ ]  Information Generation      [ ]  Specimen Retention
[ ]  Transport

                                                      [LOGO] BD Indispensable to
                                                             human health

A Customer-Focused Approach

================================================================================

-------------------                      --------------------                   --------------------
Preanalytical                                  Analytical                           Post-analytical
   Phase                                         Phase                                  Phase
-------------------                      --------------------                   --------------------
[ ]  Specimen Collection                  [ ]  Data Production                [ ]  Information Communication
[ ]  ID                                   [ ]  Information Generation         [ ]  Specimen Retention
[ ]  Transport

-------------------                      --------------------                   --------------------
 Preanalytical                               Diagnostic                           Post-analytical
   Solutions                                  Systems                                  Phase
-------------------                      --------------------                   --------------------

[ ]  BD Vacutainer - Blood                [ ]  Plated Media                   [ ]  BD EpiCenter
     Collection Needles/                  [ ]  BD BACTEC                      [ ]  BD.id
     Winged Sets                          [ ]  BDProbeTec ET
[ ]  BD Vacutainer                        [ ]  BD Phoenix
     Evacuated Tubes                      [ ]  BD EpiCenter
[ ]  Urine Collection Systems
[ ]  PreAnalytiX Molecular Testing
[ ]  BD.id

                             Consulting & Services


                                                      [LOGO] BD Indispensable to
                                                             human health

2000 Progress

================================================================================
  Preanalytical Solutions:

     [ ]  8%* Business Unit Sales Growth

     [ ] Double-Digit Sales Growth in Asia Pacific and Latin America

     [ ]  Safety Manufacturing Capacity Expansion

     [ ]  Eclipse Safety-Engineered                     [PHOTO]
          Needle Launch in U.S.

     [ ]  Worldwide Market Share
         Increased 2%


*Fx Neutral.


                                                      [LOGO] BD Indispensable to
                                                             human health

2000 Progress

================================================================================
  Diagnostic Systems:

    [ ]  4%* Business Unit Sales Growth

    [ ]  Double-Digit Sales Growth in Japan,
         Asia Pacific and Latin America

    [ ]  BDProbeTec ET Worldwide Launch

    [ ]  148 BD ProbeTec ET Placements

                                    [PHOTO]

*Fx Neutral

                                                      [LOGO] BD Indispensable to
                                                             human health

2000 Progress

================================================================================

  Information and Services:

     [ ]  BD.id Specimen Management
          System Went "Live"

     [ ]  BD.id Medication Error                [PHOTO]
          Management System
          Progressed Well in
          Beta Testing

     [ ]  Good Growth in Consulting


                                                      [LOGO] BD Indispensable to
                                                             human health

Growing the Business Segment

================================================================================

      Developed Countries                        Developing Countries
      -------------------                        --------------------

       Single-Digit Growth                       Double-Digit Growth

[ ]  Upgrade Value in Current               [ ]  Drive Market Conversion
     Offering in Response to Real
     Customer Problems

[ ]  Enter New Product and
     Service Markets

                      ------------------------------------
                          Grow Segment by 7%* in 2001
                      ------------------------------------


*Fx Neutral.

                                                      [LOGO] BD Indispensable to
                                                             human health

2001 Priorities

================================================================================
  Preanalytical Solutions:
  Grow Business Unit by 8%*

     [ ]  Drive Safety Conversion

          - Goal of 50% market conversion in U.S. by year-end

     [ ]  New Product launches (Molecular/PreAnalytiX)

     [ ]  Drive BD.id Placements and Broaden Application
          Offering Through Partnerships

     [ ]  Drive Geographic Expansion

          - Goal of market conversion to 53% by year-end



*Fx Neutral


                                                      [LOGO] BD Indispensable to
                                                             human health

2001 Priorities

================================================================================

  Diagnostic Systems:
  Grow Business Unit by 6%*

     [ ]  BD Phoenix (ID/AST) Ex-U.S. Launch

          - Goal of 75 placements by year-end

     [ ]  BDProbeTecET Penetration

          - Goal of 150 new placements

     [ ]  Drive Profit Growth in BACTEC Base



*Fx Neutral


                                                      [LOGO] BD Indispensable to
                                                             human health

================================================================================

                          [LOGO] BD Indispensable to
                                 human health

================================================================================

The following are registered trademarks of BD: BD Vacutainer, BD.id, BD Vacutainer Evacuated Tubes, BDProbeTec ET, BD BACTEC, BD EpiCenter, BD Eclipse, BD Phoenix

================================================================================

                          Financial Review and Outlook

================================================================================

                               John R. Considine

                          Executive Vice President and

                            Chief Financial Officer

                                November 9, 2000

                            [LOGO] BD Indispensable
                            to human health

Actions to Improve Operating
and Financial Performance

================================================================================

[ ]  Discontinue Certain Distributor Incentive Programs
[ ]  Restructure Organization Worldwide
[ ]  Impose Cost Controls
[ ]  Reduce Foreign Exchange Volatility


                            [LOGO] BD Indispensable
                            to human health

Actions to Improve Operating
and Financial Performance

================================================================================

Discontinue Certain Distributor Incentive Programs
[ ]  Reduces FY'00 Q4 Revenues by an Estimated $50M and EPS by About 6 Cents
[ ]  Improves Supply Chain and Manufacturing Efficiencies
[ ]  Reduces Costs
[ ]  Establishes Closer Links With Customers
[ ]  Further Inventory Reductions at the Trade Level Anticipated in FY '01 Q1



                            [LOGO] BD Indispensable
                            to human health

Actions to Improve Operating
and Financial Performance

================================================================================
Worldwide Workforce Reorganization

[ ]  Eliminated 600 Staffed and 400 Vacant Positions
[ ]  Improves Cost Structure
[ ]  Majority of Savings Reinvested to Fund
     Key Initiatives

                            [LOGO] BD Indispensable
                            to human health

Actions to Improve Operating
and Financial Performance

================================================================================

Impose Cost Controls

[ ]  Includes Both Operating Costs and Capital Spending
[ ]  Expense Increases Will Not Exceed Revenue Growth

                            [LOGO] BD Indispensable
                            to human health

Actions to Improve Operating
and Financial Performance

================================================================================

Program to Reduce Foreign Exchange Volatility

[ ] Currency Translation Hedging of European Currencies (60%), Japanese Yen and Canadian Dollar
[ ]  Cost for Fiscal 2001 of 3 Cents per Share Included in
     FY '01 EPS Guidance
[ ]  Translation Impact Expected to Be Unfavorable in First Half of FY '01

                            [LOGO] BD Indispensable
                            to human health

Fourth Quarter Earnings Reconciliation

($ in Millions)
                              Net      EPS
                              Income

Reported                      $ 84     $ 0.32

Add Back:
     Special Charges            38       0.14

Less:
     Gains and Favorable
     Tax Effects               (20)     (0.07)
                              ----     ------

Pro Forma                     $102     $ 0.39

                            [LOGO] BD Indispensable
                            to human health

Full Year 2000 EPS Reconciliation

                                                               Full
                             Q1       Q2       Q3       Q4     Year

Reported EPS               $ 0.29   $ 0.45   $ 0.43   $ 0.32   $1.49

Special Charges                --       --       --     0.14    0.14
One-Time Gains and
Favorable Tax Effects          --    (0.07)   (0.06)   (0.07)  (0.20)
Product Recall                 --     0.04       --       --    0.04
Acquired In-Process R&D        --       --     0.02       --    0.02
Property Impairment            --       --     0.01       --    0.01
Rounding                       --       --       --       --   (0.01)

                           ------   ------   ------   ------   -----
Pro Forma EPS              $ 0.29   $ 0.42   $ 0.40   $ 0.39   $1.49

                            [LOGO] BD Indispensable
                            to human health

Fourth Quarter Pro Forma Statement of Income

($ in Millions)

--------------------------------------------------------------------------------------------------------
                                                                                        Growth
                                 FY          % of           FY          % of
                                                                              --------------------------
                                2000      Revenue          1999      Revenue    Reported           FX
                                                                                                 Neutral
--------------------------------------------------------------------------------------------------------
Revenue                        $ 920                      $ 903                       1.9%         4.4%
--------------------------------------------------------------------------------------------------------
Gross Profit Margin              449         48.8%          467         51.8%
Selling and                      247         26.9%          244         27.0%
 Administrative
Research & Development            53          5.7%           55          6.1%
                               -----         ----         -----         ----
Operating Income                 149         16.2%          168         18.7%
Interest and Other, Net          (16)                       (20)
                               -----         -----        -----         -----
Income Before Income             133         14.5%          148         16.4%
 Tax
Income Tax / Rate                 31         23.2%           38         26.0%
                               -----         ----         -----         ----
Net Income                     $ 102         11.1%        $ 110         12.1%
                               =====         ====         =====         ====
--------------------------------------------------------------------------------------------------------


                            [LOGO] BD Indispensable
                            to human health

Segment Revenue - FY 2000


($ in Millions)



------------------------------------------------------------------------------------------------------------------------------
                                       Fourth Quarter                                           Full Year
                                       --------------                                           ---------
                                          Growth                                                  Growth
                                          ------                                                  ------
                              FY `00     Reported          FX Neutral          FY `00           Reported         FX Neutral
BD Medical Systems             $502             (3.4%)             (0.9%)           $1,966              2.2%              4.7%


BD Preanalytical Solutions      131              2.2%               4.8%               534              5.1%              7.5%


BD Biosciences                  287             12.7%              14.9%             1,118             13.4%             14.9%
                               ----             ----               ----             ------             ----              ----

                               $920              1.9%               4.4%            $3,618              5.8%              8.0%
                               ====             ====               ====             ======             ====              ====
------------------------------------------------------------------------------------------------------------------------------

                            [LOGO] BD Indispensable
                            to human health

Fourth Quarter Pro Forma Statement of Income


($ in Millions)

---------------------------------------------------------------------------------------------
                                        FY        % of                   FY             % of

                                       2000      Revenue                1999          Revenue
Revenue                               $ 920                            $ 903
---------------------------------------------------------------------------------------------
Gross Profit Margin                     449            48.8%             467            51.8%
---------------------------------------------------------------------------------------------
Selling and Administrative              247            26.9%             244            27.0%
Research & Development                   53             5.7%              55             6.1%
                                      -----            ----            -----            ----
Operating Income                        149            16.2%             168            18.7%
Interest and Other, Net                 (16)                             (20)
                                      -----            ----            -----            -----
Income Before Income Tax                133            14.5%             148            16.4%
Income Tax / Rate                        31            23.2%              38            26.0%
                                      -----            ----            -----            ----
Net Income                            $ 102            11.1%           $ 110            12.1%
                                      =====            ====            =====            ====
---------------------------------------------------------------------------------------------

                            [LOGO] BD Indispensable
                            to human health

Fourth Quarter Pro Forma Statement of Income

($ in Millions)


--------------------------------------------------------------------------------------------
                                       FY           % of                FY            % of
                                      2000         Revenue             1999         Revenue
Revenue                              $ 920                            $ 903
Gross Profit Margin                    449            48.8%             467            51.8%
--------------------------------------------------------------------------------------------
Selling and Administrative             247            26.9%             244            27.0%
Research & Development                  53             5.7%              55             6.1%
                                     -----            ----            -----            ----
--------------------------------------------------------------------------------------------
Operating Income                       149            16.2%             168            18.7%
Interest and Other, Net                (16)                             (20)
                                     -----            -----           -----            -----
Income Before Income Tax               133            14.5%             148            16.4%
Income Tax / Rate                       31            23.2%              38            26.0%
                                     -----            ----            -----            ----
Net Income                           $ 102            11.1%           $ 110            12.1%
                                     =====            ====            =====            ====
--------------------------------------------------------------------------------------------

                            [LOGO] BD Indispensable
                            to human health

Fourth Quarter Pro Forma Statement of Income


($ in Millions)


----------------------------------------------------------------------------------------------
                                        FY            % of               FY            % of
                                       2000         Revenue             1999         Revenue
Revenue                               $ 920                            $ 903
Gross Profit Margin                     449            48.8%             467            51.8%
Selling and Administrative              247            26.9%             244            27.0%
Research & Development                   53             5.7%              55             6.1%
                                      -----            ----            -----            ----
Operating Income                        149            16.2%             168            18.7%
----------------------------------------------------------------------------------------------
Interest and Other, Net                 (16)                             (20)
                                      -----            -----           -----            ----
----------------------------------------------------------------------------------------------
Income Before Income Tax                133            14.5%             148            16.4%
Income Tax / Rate                        31            23.2%              38            26.0%
                                      -----            ----            -----            ----
Net Income                            $ 102            11.1%           $ 110            12.1%
                                      =====            ====            =====            ====
----------------------------------------------------------------------------------------------

                            [LOGO] BD Indispensable
                            to human health

Fourth Quarter Tax Rate Reconciliation


-----------------------------------------------------------------------------------------------------------------
                                               Pretax                     Income Tax                Effective Rate
Reported Earnings                             $ 91,570                      $ 7,556                          8.3%

Nonrecurring Gains and                         (15,923)                      (6,527)                        41.0%
 Interest on Tax Refunds

Special Charges                                 57,514                       19,644                         34.2%

Favorable Tax Audits                                 -                       10,200                            -
                                              --------                      -------                         ----
-----------------------------------------------------------------------------------------------------------------
Pro Forma Earnings                             133,161                       30,873                         23.2%
-----------------------------------------------------------------------------------------------------------------

Add Back Estimated Impact from                  25,000                       10,250                         41.0%
 Discontinuance of Distributor                --------                      -------                         ----
 Incentive Programs
                                               158,161                      $41,123                         26.0%
                                              ========                      =======                         ====
----------------------------------------------------------------------------------------------------------------

                            [LOGO] BD Indispensable
                            to human health

Full Year Pro Forma Statement of Income


($ in Millions)


                                                                                      Growth
                                                                             ------------------------
                               FY         % of           FY         % of
                              2000       Revenue        1999       Revenue     Reported            FX
                                                                                              Neutral
-----------------------------------------------------------------------------------------------------
Revenue                      $3,618                    $3,418                       5.8%         8.0%
-----------------------------------------------------------------------------------------------------
Gross Profit Margin           1,783         49.3%       1,734         50.7%
Selling and                     974         26.9%         932         27.3%
 Administrative
Research & Development          219          6.0%         205          6.0%
                             ------         ----       ------         ----
Operating Income                590         16.3%         597         17.4%
Interest and Other, Net         (69)                      (73)
                             ------         ----       ------         ----
Income Before Income            521         14.4%         524         15.3%
 Tax
Income Tax / Rate               132         25.3%         129         24.7%
                             ------         ----       ------         ----
Net Income                   $  389         10.8%      $  395         11.5%
                             ======         ====       ======         ====
----------------------------------------------------------------------------------------------------

                            [LOGO] BD Indispensable
                            to human health

Full Year Pro Forma Statement of Income

($ in Millions)

--------------------------------------------------------------------------------------------
                                       FY           % of               FY            % of
                                      2000         Revenue            1999         Revenue
Revenue                             $3,618                          $3,418
--------------------------------------------------------------------------------------------
Gross Profit Margin                  1,783            49.3%          1,734            50.7%
--------------------------------------------------------------------------------------------
Selling and Administrative             974            26.9%            932            27.3%
Research & Development                 219             6.0%            205             6.0%
                                    ------            ----          ------            ----
Operating Income                       590            16.3%            597            17.4%
Interest and Other, Net                (69)                            (73)
                                    ------            ----          ------            ----
Income Before Income Tax               521            14.4%            524            15.3%
Income Tax / Rate                      132            25.3%            129            24.7%
                                    ------            ----          ------            ----
Net Income                          $  389            10.8%         $  395            11.5%
                                    ======            ====          ======            ====
--------------------------------------------------------------------------------------------

                            [LOGO] BD Indispensable
                            to human health

Full Year Pro Forma Statement of Income


($ in Millions)

------------------------------------------------------------------------------------------
                                      FY            % of             FY             % of
                                     2000         Revenue            1999         Revenue
Revenue                            $3,618                          $3,418
Gross Profit Margin                 1,783            49.3%          1,734            50.7%

Selling and Administrative            974            26.9%            932            27.3%
Research & Development                219             6.0%            205             6.0%
                                   ------            ----          ------            ----
------------------------------------------------------------------------------------------
Operating Income                      590            16.3%            597            17.4%
Interest and Other, Net               (69)                            (73)
                                   ------            ----          ------            -----
Income Before Income Tax              521            14.4%            524            15.3%
Income Tax / Rate                     132            25.3%            129            24.7%
                                   ------            ----          ------            ----
Net Income                         $  389            10.8%         $  395            11.5%
                                   ======            ====          ======            ====
------------------------------------------------------------------------------------------

                            [LOGO] BD Indispensable
                            to human health

Full Year 2000 Condensed Cash Flow


($ in Millions)

---------------------------------------------------------------------
Pro Forma Net Income                                            $ 389

Depreciation & Amortization                                       288

Capital Expenditures                                             (376)

Increase in Working Capital                                       (20)

Dividends Paid                                                    (96)

Other, Net                                                        (28)
                                                                -----

Free Cash Flow                                                    157

Debt Reduction                                                   (168)
                                                                -----

Decrease in Cash and Equivalents                                $ (11)
                                                                =====
---------------------------------------------------------------------

                            [LOGO] BD Indispensable
                            to human health

Key Ratios

                                   FY 2000                 FY 1999
------------------------------------------------------------------
Debt to Capitalization              41.4%                  47.2%

Return to Equity (a)                20.9%                  22.5%

Return to Total Assets (a)          13.6%                  14.3%

Days Sales Outstanding                66                     74

Inventory Turns                      2.3                    2.5
------------------------------------------------------------------


(a) Adjusted to exclude impact of special charges and non-recurring gains and losses in both years.

                            [LOGO] BD Indispensable
                            to human health

FY 2001 Estimates - Full Year


--------------------------------------------------------------
Sales Growth               5% Reported         7% Fx Neutral
                                FY' 01                FY' 00
                                ------                ------

Operating Margin                 17.3%                 16.3%

Pro Forma EPS            $1.63 - $1.65                $ 1.49

Capital Expenditures     $         300                $  376
($ in millions)

Shares (in millions)     $       266.7                 263.2

Free Cash Flow           $         300                $  157
 ($ in millions)
--------------------------------------------------------------

                            [LOGO] BD Indispensable
                            to human health

FY 2001 -
First Quarter Revenue Estimate Sales Growth     2% Reported     3% Fx Neutral
Reported Revenue Impacted by:
[ ]  Unfavorable Foreign Exchange Translation
[ ]  Continuing Inventory Reductions at the Trade Level
[ ]  Y2K Inventory Stocking in FY '00


                            [LOGO] BD Indispensable
                            to human health

FY 2001 Estimates - Full Year

--------------------------------------------------------------
Sales Growth               5% Reported         7% Fx Neutral
                                FY' 01                FY' 00
                                ------                ------

Operating Margin                  17.3%                16.3%

Pro Forma EPS            $1.63 - $1.65               $ 1.49

Capital Expenditures     $         300               $  376
($ in millions)

Shares (in millions)     $       266.7                263.2

Free Cash Flow           $         300               $  157
 ($ in millions)
--------------------------------------------------------------

                            [LOGO] BD Indispensable
                            Human Health

Cash EPS
[Chart]



                                    [CHART]

        $ 2.00
        $ 1.75
EPS     $ 1.50
        $ 1.25
        $ 1.00

                  FY '96     FY '97     FY '98    FY '99   FY '00    FY '01E
Cash EPS          $ 1.10     $ 1.26     $ 1.45    $ 1.62   $ 1.66  $ 1.81 - $ 1.83
ProForma EPS      $ 1.05     $ 1.21     $ 1.37    $ 1.49   $ 1.49  $ 1.63 - $ 1.65

                            [LOGO] BD Indispensable
                            to human health

        [LOGO] Indispensable to
        human health